SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
13. SUBSEQUENT EVENTS

The Company’s operations may be affected by the ongoing outbreak of COVID-19 which in March 2020, had been declared as a pandemic by the World Health Organization. The Company’s revenue from Sino-foreign jointly managed academic programs was not significantly impacted because the Company has been providing distance teaching services to students and no dropout has been reported to the Company during the temporary school closure period from late December 2019 to the reopening of schools in May 2020. Most recently, the Company increased the number of students enrolled in its Sino-foreign jointly managed education programs with two colleges during the 2021 academic school year starting from the 2020 fall semester. Total enrolled number of students increased by 14% as compared to the same period of last year. As the Chinese universities/colleges have gradually reopened since May 2020, the Company has substantially completed the delayed “smart campus” projects during the summer 2020.

The Company recently developed and launched new product to provide highly integrated visualization solutions in order to broaden the smart campus line of business and also started to provide technological consulting services to business entities in addition to universities/colleges.

Nevertheless, the continued uncertainties associated with COVID 19 may cause the Company’s revenue and cash flows to underperform in the next 12 months. A resurgence could negatively affect the execution of additional smart campus contracts with Chinese universities/colleges, the collection of the payments from previous smart campus projects and the market development of the newly launched visualization solutions and technology consulting services to non-university business The extent of the future impact of COVID-19 is still highly uncertain and cannot be predicted as of the financial statement reporting date.